UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2009

Diamond Jo, LLC	Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

42-1483875	20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

301 Bell Street
Dubuque, Iowa  52001

(Address of executive offices, including zip code)

(563) 690-4975

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On July 28, 2009, Peninsula Gaming, LLC announced the pricing of $240.0 million in aggregate principal amount of its 8.375% Senior Secured Notes due 2015 and $305.0 million in aggregate principal amount of its 10.750% Senior Unsecured Notes due 2017 (together, the “Notes”) in a private offering expected to close on August 6, 2009.

The net proceeds from the offering will be used by Peninsula Gaming to (i) fund the acquisition of the Amelia Belle riverboat casino located in Amelia, Louisiana (or if such acquisition is not consummated or the purchase agreement related to such acquisition is terminated, in either case, on or prior to December 31, 2009, to redeem $100 million in aggregate principal amount of the Notes on a pro rata basis), (ii) redeem all of its outstanding 8¾% Senior Secured Notes due 2012, 11% Senior Secured Notes due 2012 and 13% Senior Notes due 2010, (iii) reduce outstanding borrowings under its credit facility and (iv) pay related fees and expenses.

The Notes are being offered by the initial purchasers only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), to non-U.S. persons outside of the United States in compliance with Regulation S of the Securities Act and to a limited number of institutional accredited investors within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act. The Notes have not been registered under the Securities Act, any other federal securities laws or the securities laws of any state, and until so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K does not constitute a notice of redemption for the existing notes and any official announcement of redemption will be made in accordance with the terms of the indentures governing the existing notes.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Peninsula Gaming, LLC dated July 29, 2009 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 29, 2009

PENINSULA GAMING, LLC

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

DIAMOND JO, LLC

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

PENINSULA GAMING CORP.

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer